UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2007

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

555 White Plains Road, Suite 250, Tarrytown, New York	10591
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Information

Change of 2007 Annual Meeting Date to May 24, 2007

        The Board of Directors of SPAR Group, Inc. (the “Corporation”) has changed the date for the 2007 annual meeting of the stockholders of the Corporation (the “2007 Annual Meeting”) to May 24, 2007, pursuant to a Unanimous Written Consent dated as of January 26, 2007 (the “Board Consent”). The 2007 Annual Meeting will be held at 10:00 AM at the new executive offices of the Corporation, which are located at 555 White Plains Road, Suite 250, Tarrytown, New York 10591, subject to adjournment as provided in the By-laws of the Corporation, or at such other location as may be specified in the Proxy Statement for the 2007 Annual Meeting. This represents a change in the Corporation’s recent past practice of holding its annual stockholder meetings in August. This change will permit the elimination of certain repetitive information from its Annual Report on Form 10-K by referencing such information in the Proxy Statement to be sent by or before April 30.

April 2, 2007, Set as Record Date

        The Board of Directors has also designated April 2, 2007, as the record date (the “Record Date”) to determine the stockholders of the Corporation entitled to notice of and to vote at the 2007 Annual Meeting pursuant to the Board Consent.

February 24, 2007, Set as New Cut Off Date for Stockholder Nominees, Proposals, Etc.

        The Board of Directors has also designated (in such Board Consent) February 24, 2007, as the date by which any stockholder who wishes to present any business, nominee or proposal for action at the 2007 Annual Meeting must give notice to the Corporation in accordance with its By-Laws and applicable law. This date was changed to coordinate with the new date for the 2007 Annual Meeting.

        For any business, nominee or proposal to be properly brought before an Annual Meeting by a stockholder (acting in his or her capacity as stockholder), the By-Laws require that such stockholder must give timely written notice thereof by physical delivery to the Secretary of the Corporation. Any stockholder who wishes to present any business, nominee or proposal for action at the 2007 Annual Meeting must notify the Corporation by no later than February 24, 2007. Such stockholder’s notice shall be in the form and contain the substance required under the Restated By-Laws of the Corporation and the rules and regulations promulgated by the Securities and Exchange Commission. Accordingly, notices of stockholder proposals and nominations submitted after February 24, 2007, or that do not conform to the requirements of the Restated By-Laws or Rule 14a-18 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Corporation’s proxy statement and form of proxy) will be considered untimely or incomplete, respectively, and thus such matters will not be brought before the 2007 Annual Meeting.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2007	SPAR GROUP, INC. By: /s/ Charles Cimitile Charles Cimitile Chief Financial Officer